UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2011

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Commission file number 1-8198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware _____________________________________ (State of incorporation)	86-1052062 ______________________________________________ (IRS Employer Identification Number)
26525 N. Riverwoods Boulevard Mettawa, Illinois ______________________________________________ (Address of principal executive offices)	60045 _____________________ (Zip Code)

Registrant's telephone number, including area code (224) 544-2000

Not Applicable
_________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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On June 15, 2011, HSBC Finance Corporation (“HSBC Finance”) provided registered holders a Notice of Redemption with respect to its $300,000,000 6.875% Notes due January 30, 2033 (CUSIP: 40429C 20 1) (the “6.875% Notes”) and its $300,000,000 6% Notes due November 30, 2033 (CUSIP: 40429C 30 0) (the “6.00% Notes” and, together with the 6.875% Notes, the “Notes”).

HSBC Finance has elected to redeem all of the outstanding 6.875% Notes pursuant to Section 5.04 of the Indenture for Senior Debt Securities, dated as of October 1, 1992 (together with the Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992), between HSBC Finance, successor in interest to Household Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee, and the 6.00% Notes pursuant to Section 5.04 of the Indenture for Senior Debt Securities, dated as of October 1, 1992 (together with the Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992), between HSBC Finance, successor in interest to Household Finance Corporation, and U.S. Bank National Association, as trustee.  Redemption of the Notes will occur on July 15, 2011 (the “Redemption Date”) and will be effected by payment of 100% of the principal amount of the Notes plus accrued and unpaid interest to, but not including, the Redemption Date (the “Redemption Price”).  On the Redemption Date, the Redemption Price will become due and payable on the Notes and interest on the Notes will cease to accrue.  From and after the Redemption Date, the Notes will be deemed to be no longer outstanding.

The 6.875% Notes are to be surrendered for payment of the Redemption Price at the following address:

The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attn:  Daniel Donovan

Any questions regarding the redemption of the 6.875% Notes should be directed to The Bank of New York Mellon Trust Company, N.A. at (312) 827-8547.

The 6.00% Notes are to be surrendered for payment of the Redemption Price in the following manner:

If by Mail (REGISTERED and/or BEARER BONDS): U.S. Bank Corporate Trust Services P.O. Box 64111 St. Paul, Minnesota 55164-0111	If by Hand or Overnight Mail: U.S. Bank Corporate Trust Services 60 Livingston Ave 1st Fl – Bond Drop Window St. Paul, Minnesota 55107

Any questions regarding the redemption of the 6.00% Notes should be directed to U.S. Bank National Association at (651) 495-3814.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By: /s/ Mick Forde
Mick Forde Senior Vice President, Deputy General Counsel – Corporate and Assistant Secretary

Dated:  June 15, 2011